EX-99.B(h)ufssafid

                                    EXHIBIT C
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                                                                    Bond or
Name of Bond                                                        Policy No.        Insurer
Investment Company                                                  87015199B         ICI
Blanket Bond Form                                                                     Mutual
                                                                                      Insurance
                                                                                      Company
     Fidelity                                  $  20,400,000
     Audit Expense                                    50,000
     On Premises                                  20,400,000
     In Transit                                   20,400,000
     Forgery or Alteration                        20,400,000
     Securities                                   20,400,000
     Counterfeit Currency                         20,400,000
     Uncollectible Items of
         Deposit                                      25,000
     Phone-Initiated Transactions                 20,400,000
     Total Limit                                  20,400,000

Directors and Officers/                                             87015199D         ICI
Errors and Omissions Liability                                                        Mutual
Insurance Form                                                                        Insurance
     Total Limit                               $  10,000,000                          Company

Blanket Lost Instrument Bond (Mail Loss)        30S100639551        Aetna
                                                                                      Life &
                                                                                      casualty


Blanket Undertaking Lost Instrument
     Waiver of Probate                                              42SUN339806       Hartford
                                                                                      Casualty
                                                                                      Insurance
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